                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549

                                  -----------

                                    FORM 8-A

               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                   PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



                                 MAXYGEN, INC.
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            (Exact Name of Registrant as Specified in its Charter)

                 Delaware                                         77-0449487
---------------------------------------------    ---------------------------------------------
(State of Incorporation or Organization)           (I.R.S. Employer Identification no.)

     515 Galveston Drive, Redwood City,
                California                                       94063
---------------------------------------------    ---------------------------------------------
(Address of principal executive offices)           (Zip Code)


If this Form relates to the registration of a    If this Form relates to the registration of a
class of debt securities and is effective upon   class of debt securities and is to become
filing pursuant to General Instruction A(c)(1)   effective simultaneously with the effectiveness
please check the following box. [_]              of a concurrent registration statement under the
                                                 Securities Act of 1933 pursuant to General
                                                 Instruction A(c)(2) please check the following
                                                 box. [_]

Securities to be registered pursuant to Section 12(b) of the Act:

                                                 Name of Each Exchange on Which Each
  Title of Each Class to be so Registered            Class is to be Registered
  ---------------------------------------            -------------------------

                   None

Securities to be registered pursuant to Section 12(g) of the Act: Common Stock, par value $.0001
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Item 1.  Description of Registrant's Securities to be Registered
         -------------------------------------------------------

         Incorporated by reference to the section of the preliminary prospectus headed "Description of Capital Stock" contained in the Registrant's Registration Statement on Form S-1 as amended and supplemented from time to time (Registration No. 333-89413) originally filed with the Commission on October 20, 1999 (the "Registration Statement").

Item 2.  Exhibits
         --------

         The following exhibits are filed as a part of this registration statement:

         4.1 Registrant's Certificate of Incorporation, as currently in effect (incorporated by reference to Exhibit 3.1 to the Registration Statement)

         4.2 Registrant's Amended and Restated Certificate of Incorporation, to be effective upon closing (incorporated by reference to Exhibit 3.8 to the Registration Statement)

         4.3 Registrant's Bylaws, as currently in effect (incorporated by reference to Exhibit 3.7 to the Registration Statement)

         4.4 Registrant's Amended and Restated Bylaws, to be effective upon closing (incorporated by reference to Exhibit 3.9 to the Registration Statement)

         5     Specimen Common Stock Certificate (incorporated by reference to
               Exhibit 4.1 to the Registration Statement)

                                   SIGNATURE

          Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.

Date: December 7, 1999               MAXYGEN, INC.


                                      By: /s/ Michael Rabson
                                          ---------------------------------
                                          Michael Rabson
                                          General Counsel and Senior
                                           Vice President of Legal Affairs

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